Exhibit 99.2

CAPITAL MARKETS PRESENTATION 1Q 2026

SAFE HARBOR COMMENTS AND FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I Glass” or the “Company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” "target," “commit” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to achieve expected benefits from cost management, efficiency improvements, and profitability initiatives, such as its Fit to Win initiative, including expected impacts from production curtailments, reduction in force and furnace closures, (2) the general credit, financial, political, economic, legal and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, trade policies and disputes, financial market conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates, changes in laws or policies, legal proceedings involving the Company, war, civil disturbance or acts of terrorism, natural disasters, public health issues and weather, (3) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current Ukraine-Russia and Israel-Hamas conflicts and disruptions in supply of raw materials caused by transportation delays), (4) competitive pressures from other glass container producers and alternative forms of packaging or consolidation among competitors and customers, (5) changes in consumer preferences or customer inventory management practices, (6) the continuing consolidation of the Company’s customer base, (7) risks related to the development, deployment and use of artificial intelligence technologies, (8) the Company’s inability to improve glass melting technology in a cost-effective manner and introduce productivity, process and network optimization actions, (9) unanticipated supply chain and operational disruptions, including higher capital spending, (10) seasonality of customer demand, (11) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (12) labor shortages, labor cost increases or strikes, (13) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (14) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (15) any increases in the underfunded status of the Company’s pension plans, (16) any failure or disruption of the Company’s information technology, or those of third parties on which the Company relies, or any cybersecurity or data privacy incidents affecting the Company or its third-party service providers, (17) risks related to the Company’s indebtedness or changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to generate cash to service indebtedness and refinance debt on favorable terms, (18) risks associated with operating in foreign countries, (19) foreign currency fluctuations relative to the U.S. dollar, (20) changes in tax laws or global trade policies, (21) the Company’s ability to comply with various environmental legal requirements, (22) risks related to recycling and recycled content laws and regulations, (23) risks related to climate-change and air emissions, including related laws or regulations and increased ESG scrutiny and changing expectations from stakeholders, and the other risk factors discussed in the Company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance, and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. Additionally, certain forward-looking and other statements in this presentation or other locations, such as the Company’s corporate website, regarding ESG matters are informed by various ESG standards and frameworks (which may include standards for the measurement of underlying data) and the interests of various stakeholders. Accordingly, such information may not be, and should not be interpreted as necessarily being “material” under the federal securities laws for SEC reporting purposes, even if the Company uses the word “material” or “materiality” in such discussions. In particular, certain standards and frameworks use definitions of “materiality” in the ESG context that differ from, and are often more expansive than, the definition under U.S. federal securities laws. ESG information is also often reliant on third-party information or methodologies that are subject to evolving expectations and best practices. The Company’s disclosures may change due to revisions in framework requirements, availability of information, changes in its business or applicable governmental policies, or other factors, some of which may be beyond its control.

WHO WE ARE TODAY 3 *All metrics as of YE 2025 ~19,000 employees, 70+ nationalities, 30+ languages Sell into 74 countries through network of 64 plants in 18 countries Serve TOP global beer and spirits brands Customer Excellence Top Quartile Net Promoter Score (NPS) Global Leader in both MAINSTREAM and PREMIUM Glass Packaging $6,426 $1,218 Net Sales aEBITDA FINANCIAL SCALE* ($M) #1 Global Glass Supplier GLOBAL LEADER in glass packaging refocused on transforming COMPETITIVENESS, increasing ECONOMIC PROFIT and growing the VALUE of the company

OUR RIGHT TO WIN 4 4 Consumers & Customers PREFER GLASS Privileged Footprint With GROWTH Opportunities GLOBAL Reach With LOCAL Touch Privileged CUSTOMER RELATIONSHIPS Refocus On COMPETITIVENESS From Scale

5 1,100 1,218 1,450 1,650 2024 2025 2026E 2027 Target 2029 Objective RESHAPING O-I TO BECOME THE ‘BEST VALUE’ PACKAGING OPTION 5 Optimizing how we work across the value chain with suppliers and customers Transforming O-I’s cost base to become highly competitive Building a higher value, more premium business portfolio Focusing the business on driving Economic Profit Growing in clearly targeted geographies, categories and segments EARNINGS IMPROVEMENT (aEBITDA, $M) 1,250-1,300 ≥ ≥ > 8% 5YR CAGR ROBUST INVESTMENT THESIS TO CREATE SHAREHOLDER VALUE Note: 2026 outlook provided at 4Q25 reporting; 2027 target and 2029 objective were from our March 2025 I-Day and not subsequently updated

VALUE CREATION ROADMAP 6 CURRENT O-I EP CAPTURE FUTURE O-I EP CAPTURE FIT TO WIN: Radically reduce total enterprise costs and optimize entire network and value chain PROFITABLE GROWTH: Leverage more competitive position to drive future profitable growth with winning customers HORIZON 1 (2024+) FIT TO WIN STRATEGIC OPTIONALITY: Grow the business through geographic expansion, JVs, partnerships and capability M&A, as well as consistently return capital to shareholders ECONOMIC PROFIT (EP) MINDSET HORIZON 2 (2026+) PROFITABLE GROWTH HORIZON 3 (2028+) STRATEGIC OPTIONALITY

FIT TO WIN STATUS 7 1 Savings are cumulative compared to 2024 baseline year 2 Gross of management incentives 2024 2026 3 YEAR1 ACTUAL ACTUAL TARGET TARGET TARGET COMMENTS Reshape SGA2 14 98 100 70 200 Focused on later stages or SG&A initiative Initial Network Optimization 11 81 100 65 150 All actions on track for completion by mid-2026 TOTAL PHASE A SAVINGS 25 179 200 135 350 Total Organization Effectiveness - 58 25 80 200 TOE rollout ~ 50% complete, conclude by end of 2026 Cost Transformation - 63 25 60 200 Accelerating actions focused on procurement / energy TOTAL PHASE B SAVINGS - 121 50 140 400 TOTAL FIT TO WIN SAVINGS 25 300 250 275 750 2025 FIT TO WIN BENEFITS ($M) PHASE A PHASE B ≥ ≥ ≥ Increased target to ≥ $750M from ≥ $650M Fit To Win Exceeded 2025 Plan and RAISING 3-YEAR TARGET

SOLID PROGRESS TOWARDS INVESTOR DAY TARGETS 8 PROGRESS TOWARDS 2027 I-DAY GOALS aEBITDA aEBITDA %Margin Fit To Win Benefits FCF % Sales Leverage Ratio Normalized ES 2024 2025 2026F 2027 I-Day Target 2027 Updated Target ≥ $1,450M LOW 20%s ≥ $750M ≥ 5% ≤ 2.5x ≥ 2% REAFFIRM 2027 INVESTOR DAY TARGETS And Increasing 3-year F2W Benefit Target

2026 OUTLOOK
9

## O-I Is Maintaining Its FY26 Guidance, But Sees ADDITIONAL EARNINGS PRESSURE IN 1Q26

### 2026 GUIDANCE

#### KEY FINANCIAL MEASURES

| | 2025 | 2026E |
|---|---|---|
| aEBITDA ($M) | $1,218 | $1,250 - $1,300 |
| aEPS (per share) [1] | $1.60 | $1.65 - $1.90 |
| FCF ($M) | $168 | ~ $200 |
| LEVERAGE RATIO | 3.5x | Low 3x |

#### ESTIMATED QUARTERLY ALLOCATION OF aEPS


12%-16%
18%-20%
33%-37%
28%-32%
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

The company is maintaining its full-year 2026 guidance, yet it now expects additional pressure on adjusted earnings per share in the first quarter of 2026 due to recent developments, with results likely below the previously communicated estimate that the first quarter would contribute 12-16% of full-year 2026 adjusted earnings per share.

In Europe, segment operating profit will be impacted by incremental commercial headwinds from ongoing soft demand and heightened competitive pressures as well as higher, short-term supply chain costs associated with previously announced actions to permanently close excess capacity at several locations by mid-2026.

1 For estimated 2026, assumes effective tax rate of 30% - 33%.
Further details in the appendix

CONCLUSION 10 ENABLING FUTURE SHAREHOLDER VALUE ✓ STABLE TOPLINE ✓ IMPROVING QUALITY OF REVENUE ✓ STRONG FIT TO WIN BENEFITS ✓ STREAMLINED, SIMPLIFIED ORGANIZATION ✓ MORE COST COMPETITIVE OPERATIONS ✓ IMPROVING MARGINS AND EARNINGS ✓ HIGHER FCF ✓ HEALTHY BALANCE SHEET ✓ HIGHER ECONOMIC PROFIT DELIVERING ON INVESTOR DAY OBJECTIVES

11 APPENDIX

12

# 2026 KEY GUIDANCE ASSUMPTIONS AND SENSITIVITIES

## 2026 BUSINESS DRIVERS

| BUSINESS DRIVER | 2026 vs 2025 ▲ Fav ▼ Unfav | 2026 COMMENTS |
|---|---|---|
| **aEBITDA** | ▲ | **$1.25B - $1.30B** |
| Sales Volume | ►/▼ | ~ Flat to down, may exit some unprofitable business |
| Net Price | ▼ | ~ $50M headwind; ≤ 1% gross price, LSD cost inflation |
| Energy Reset | ▼ | ~ $150M as reset fav EU energy contracts expiring Dec '25 |
| Operating Costs/ Corp Retained Costs | ▲ | ≥ $275M F2W benefit<br>~ $20M - $30M headwind as reduce IDS |
| FX | ▲ | ~ $10-$15 tailwind @ 1/31/26 rates |
| **aEPS** | ▲ | **$1.65 - $1.90/sh** |
| Interest Expense | ► | ~ $335M - $350M |
| Adjusted ETR | ▲ | ~ 30% - 33% |
| **FCF** | ▲ | **~ $200M** |
| aEBITDA | ▲ | $1.25B - $1.30B (D&A of $490 - $500M) |
| CapEx | ►/▼ | ~ $450M |
| Working Capital | ► | Lower IDS net of AR growth as sales impv 2H26 |
| Restructuring | ►/▼ | ≤ $150M |
| Taxes/Interest | ► | Taxes ~ $110M; Interest ~ $330M |
| Other | ►/▼ | $25M - $50M Incentive payments and returnable packaging |
| **LEVERAGE RATIO** | ▲ | **Low-3x by FYE26** |

## SENSITIVITIES & FX

### APPROXIMATE EPS SENSITIVITY TO 1% CHANGE IN ANNUAL VOLUME

- $0.07/sh for 1% change in sales volume
- $0.13/sh for 1% change in production volume
- $0.20/sh for 1% change in combined sales and production volume

### FX RATE ASSUMPTIONS AND APPROXIMATE ANNUAL IMPACT ON EPS FROM 10% FX CHANGE

**FX ASSUMPTIONS**

| | 31-Jan 2026 | AVG 4Q25 | AVG 4Q24 |
|---|---|---|---|
| EUR | 1.19 | 1.16 | 1.06 |
| MXN | 17.46 | 18.30 | 20.43 |
| BRL | 5.26 | 5.40 | 5.98 |
| COP | 3,674 | 3,791 | 4,410 |

**FX EPS SENSITIVITY TO 10% CHANGE**

| | |
|---|---|
| EUR | 0.15 |
| MXN | 0.06 |
| BRL | 0.02 |
| COP | 0.02 |

NON-GAAP FINANCIAL MEASURES 13 The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, free cash flow as percentage of net sales, adjusted effective tax rate, net debt, net debt leverage, EBITDA, adjusted EBITDA, normalized economic profit and normalized economic spread provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings (loss) attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Adjusted effective tax rate relates to the provision for income taxes, excluding items management considers not representative of ongoing operations and other adjustments, divided by earnings (loss) before income taxes, exclusive of items management considers not representative of ongoing operations and other adjustments. EBITDA refers to net earnings, excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Net debt refers to total debt less cash. Net debt leverage refers to net debt divided by Adjusted EBITDA. Normalized economic profit (NEP) refers to net earnings (loss) attributable to the Company, excluding interest expense, net and items not considered representative of ongoing operations (excluding interest expense, net), minus the product of the Company’s average invested capital and its long-term normalized weighted average cost of capital. Normalized economic spread percentage (NES) refers to NEP divided by the Company’s average invested capital. Management uses adjusted earnings, adjusted earnings per share, EBITDA, Adjusted EBITDA, adjusted effective tax rate, normalized economic profit, normalized economic spread and net debt leverage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow (FCF) relates to cash provided by operating activities less cash payments for property, plant and equipment. Free cash flow as a percentage of net sales is calculated as FCF divided by net sales. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The company routinely posts important information on its website – www.o-i.com/investors.

RECONCILIATION TO ADJUSTED EARNINGS 14 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for the periods ending after December 31, 2025 to its most directly comparable GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to net earnings (loss) attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

RECONCILIATION TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN 15 For the periods ending after December 31, 2025, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted EBITDA and adjusted EBITDA margin, to its most directly comparable U.S. GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

RECONCILIATION TO NET DEBT LEVERAGE RATIO 16 For the years ending after December 31, 2025, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, net debt leverage ratio, which is defined as total debt less cash divided by Adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, Net earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

NORMALIZED ECONOMIC PROFIT AND SPREAD RECONCILIATION 17 For the years ending after December 31, 2025, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, economic profit, economic spread, normalized economic profit and normalized economic spread to its most directly comparable U.S. GAAP financial measure, net earnings (loss) attributable to the Company, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net earnings (loss) attributable to the Company includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

RECONCILIATION TO FCF AND FCF AS PERCENTAGE OF SALES 18 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, free cash flow, for all periods after 2026 and for free cash flow as a percentage of net sales, for all periods after December 31, 2025 to its most directly comparable U.S. GAAP financial measure, cash provided by operating activities, without unreasonable effort. This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property, plant and equipment, as well as items that would be excluded from cash provided by operating activities. The variability of these excluded items and other components of cash provided by operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results.

RECONCILIATION TO ADJUSTED EFFECTIVE TAX RATE 19 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted effective tax rate, for the years ending after December 31, 2025, to its most directly comparable GAAP financial measure, provision for income taxes divided by earnings (loss) before income taxes, because management cannot reliably predict all of the necessary components of these GAAP financial measures without unreasonable efforts. Earnings (loss) before income taxes includes several significant items, such as restructuring charges, asset impairment charges, and charges for the write-off of finance fees, and the provision for income taxes would include the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted effective tax rate to provision for income taxes divided by earnings (loss) before income taxes or address the probable significance of the unavailable information, which could be material to the Company's future financial results.